ANNUAL REPORT
                               December 31, 1998

                               [GRAPHIC OMITTED]


                                   The REvest
                                   Value Fund
                             A No-Load Mutual Fund
                                Managed in Maine

                                A Value-Oriented
                             Investment In Small and
                         Medium-Sized Company Equities


                       A Series of The Winter Harbor Fund

Profile of the Fund
--------------------------------------------------------------------------------

The REvest Value Fund ("REvest" or the "Fund") is a no-load series of the Winter Harbor Fund, an open-end, diversified investment management company. Jennifer E. Goff, President of Ebright Investments, Inc. ("EII"), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of the Fund's Trustees.

REvest seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities. Prospective portfolio investments are selected on a value basis, and are primarily limited to small and medium-sized companies, viewed by the Fund's investment adviser as having attractive financial characteristics and/or
"vitality factors." Vitality factors are those factors (e.g. an active acquisition, stock buy-back and/or cost reduction program) that should allow a company to build future, incremental value for shareholders. By combining the prospect of vitality with a value-oriented selection process, we believe we are able to buy Great Companies at Great Prices. These tenets are elaborated upon in the following outline:

-- Small & Mid-Cap Stocks - We believe these securities have more potential for capital appreciation because they have historically generated higher returns for investors, and because they are generally less well-known, making them more likely to be improperly priced by the marketplace. The Fund will normally invest at least 90% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 80% of these "allowable securities" will be income-producing, and at least 80% of these will be issued by companies with market capitalizations between $200 million and $2 billion.

-- Value-Orientation, Plus Growth - We look for companies with "value discrepancies," or market prices below our assessment of their "real" business worth. From that group, we select companies with vitality or ongoing programs that should allow them to increase their long-term value. We believe profits can come from both the continued success and growth of each portfolio company, as well as the eventual elimination of any value discrepancy we believe was present at the time of purchase.

-- Consistent Portfolio Character - We will automatically close the Fund to new investors at the end of any calendar year during which its assets reach $350 million. Since we specialize in small and medium size company equities, we believe a larger asset base could limit our flexibility in buying and selling for the Fund, or force us to invest in more companies than we can closely follow. By placing practical limits on our size, we believe we can make it possible for the Fund's investment adviser to actively manage the portfolio, and enable the Fund to maintain a constant character over its lifetime.

Please keep in mind, however, that this is a "fixed" style of money management. REvest does not change from year-to-year, or attempt in any way to anticipate market trends. Because of this, the Fund is often out-of-sync with the general equity markets, and short-term performance may be better or worse than either the "market" or other less specialized funds. Management follows this very disciplined and consistent path because it believes that in the long run, this "fixed" characteristic can lead to premium long-term returns.

                                                               REvest
Manager's Letter                                               Value Fund [LOGO]
--------------------------------------------------------------------------------
Dear Friends and Fellow Shareholders:

History will remember 1998 as the year that large-cap, growth stocks had a huge party and everyone else stayed home. Although the year started with a broad-based rally, concerns over the world economy led to a narrowing of the market in April and a substantial decline in most equity prices between July and October. Then, as year-end approached, Federal Reserve intervention helped abate foreign turmoil concerns, providing the impetus the U.S. market indices needed to recover much of their losses, and in some cases, go on to new highs.

The S&P 500 Index returned 28.6% in 1998. Virtually all of this gain was the result of outperformance by a concentrated group of very large companies. The S&P 500 is a market capitalization (or size) weighted index of 500 stocks. As such, certain large names contribute disproportionately to its performance. Last year, eight stocks -- Microsoft, Lucent, Dell, Cisco, Wal-Mart, MCI Worldcom, Intel and IBM -- provided about half the gain in the S&P 500, while twenty made up more than 80%, and 37 stocks accounted for the entire gain. The narrowness of the market is even more apparent if one realizes that almost 75% of the investable equity universe failed to return even 8%, while a full 66% of all common stocks in the United States had negative returns in 1998!

Given this backdrop, it should come as no surprise that small-company stocks lagged their larger-cap brethren for the fifth consecutive year, with the Russell 2000 Index ending the year down 2.6%. The Russell 2000 had been down almost 30% on October 8th, its lowest point, prior to the year-end rally. The rally was sparked by the Federal Reserve implementing a series of three, quarter-point interest rate cuts in September, October and November. The moves were viewed by the market as an anticipatory effort to block the economic slowdown overseas from spreading to the United States. While we will have to wait and see whether the cuts have their intended effort long term, short term they were enough to buoy consumer confidence and improve liquidity, important factors in sustaining the now eight year old bull market.

REvest, as a result of its small-company, value-oriented approach, ended the year down 6.1%. Although it was the first time in three years that we failed to outperform our benchmark, we were pleased with our performance. In volatile markets such as these, we believe capital preservation can be as important as capital appreciation. At the October 8th low, REvest was down 20.5%, compared to 28.3% for the Russell 2000. And although we had a slow start to the year, REvest led the benchmark for most of the summer and into the middle of December. We attribute the resiliency of our portfolio to its yield orientation, as dividends often provide downside protection in times of falling prices.

Going into 1999, we believe we are well positioned for what very well might be another volatile year. Many analysts are questioning the large multinational companies' ability to generate the earnings growth necessary to sustain rising stock prices in the face of continued difficulties overseas (or in our backyard, as is the case with Brazil). In addition, there is ample evidence of froth in the market as Internet stocks continue to command astronomical prices despite many having no prospect of earnings for the foreseeable future. Our strategy is to maintain a higher-yielding portfolio, and to continue to use price weakness to upgrade the quality of our holdings. Several changes that were made in the summer of 1998, including the addition of Kaydon Corporation and Right Management Consultants, Inc., contributed positively to REvest's return for the year. With some stocks still at prices that are 40%-50% below twelve-month highs, we hope to find several more "great companies at great prices" in the new year.

With 1998 and its extreme valuation divergences behind us, we look to the future with optimism. The performance gap between large- and small-cap stocks has never been greater, leading us to hope that we are close to an inflection point where small-cap stocks will once again outperform. At some point, the large-cap stocks will prove not to be immune to what is going on beyond our borders. At that juncture, small-caps, with their relatively cheap valuations and higher growth rates, should shine.

As always, we want to thank you for your confidence. Your continued support of our work through the ownership of your shares is much appreciated.

Sincerely,

/s/ Jennifer Ebright Goff

Jennifer Ebright Goff
Portfolio Manager
President, Ebright Investments, Inc.
January 27, 1999

Note: The S&P 500 and the Russell 2000 are unmanaged indices and include the reinvestment of dividends.

Portfolio Summary
--------------------------------------------------------------------------------

The following (unaudited) information provides a "bird's eye" view of the REvest portfolio as of December 31, 1998. For a more complete picture, the Schedule of Investments and accompanying financial statements and notes should be read in their entirety.

Portfolio Composition                             Value          % of Net Assets
--------------------------------------------------------------------------------
Common Stocks:
      Micro-Caps (under $200M)                  $ 4,191,369           16.95%
      Small-Caps ($200M - $1B)                   12,809,530           51.80%
      Mid-Caps ($1B - $2B)                        5,591,720           22.61%
      Convertible Bonds                           1,485,000            6.00%
Non-Convertible Bond                                412,500            1.67%
Cash & Other Assets Less Liabilities                240,004            0.97%
                                                -----------          ------
   Total Net Assets                             $24,730,123          100.00%
                                                ===========          ======


Industry Concentration (% of Net Assets)
--------------------------------------------------------------------------------
[PIE CHART]

Net Cash                   1.0%
Consumer Products          8.5%
Energy                    11.1%
Financial                 10.4%
Health                    11.3%
Industrial Cyclicals      17.9%
Real Estate                8.5%
Retail                     9.7%
Services                  10.8%
Technology                10.8%


Average Financial Characteristics of Portfolio Companies
--------------------------------------------------------------------------------
Market Capitalization .............    $597.9M
P/E Ratio .........................      18.3x
P/B Ratio .........................       2.1x
Return on Assets ..................       7.3%
Return on Equity ..................      12.6%
Compound 3-Year Growth Rate .......      15.4%
Gross Portfolio Yield .............       2.6%

                                                               REvest
Portfolio Summary (Continued)                                  Value Fund [LOGO]
--------------------------------------------------------------------------------

Top Ten Equity Positions                              Market Value    % of Net Assets
-------------------------------------------------------------------------------------
 1.  Control Devices, Inc. .........................    $720,000   ......... 2.9%
 2.  Rayonier, Inc. ................................     689,063   ......... 2.8%
 3.  Teleflex, Inc. ................................     684,375   ......... 2.8%
 4.  IDEXX Laboratories, Inc. ......................     672,656   ......... 2.7%
 5.  Analogic Corporation ..........................     658,438   ......... 2.7%
 6.  Cousins Properties, Inc. ......................     645,000   ......... 2.6%
 7.  Berry Petroleum Company, Class A ..............     638,437   ......... 2.6%
 8.  Matthews International Corporation, Class A ...     630,000   ......... 2.5%
 9.  Donegal Group, Inc. ...........................     625,000   ......... 2.5%
10.  The Standard Register Company .................     618,750   ......... 2.5%

Top Ten Equity Contributors to the Fund's Net Realized and Unrealized Gain on Investment (Per Share)
--------------------------------------------------------------------------------

[BAR GRAPH]

IDEXX Laboratories, Inc.
In Focus Systems, Inc.
The Toro Company
Penn Virginia Corporation
Lucor, Inc.
FEI Company
Chemed Corporation
Matthews International Corporation,
   Class A
Regal-Beloit Corporation
La-Z-Boy, Inc.


Major Portfolio Changes (Listed in Descending Order of Value)
--------------------------------------------------------------------------------

Five Largest Equity Purchases:          Five Largest Equity Sales:

1. Regal-Beloit Corporation (+, x)      1. Keystone Financial Corporation (x)
2. Helen of Troy Corporation (+)        2. La-Z-Boy, Inc. (x)
3. Stein Mart, Inc. (+)                 3. Oxford Industries, Inc. (x)
4. Planar Systems, Inc. (+)             4. National Presto Industries, Inc. (x)
5. Kaydon Corporation (+)               5. Haggar Corp.

(+) Position Added                      (x) Position Eliminated

Portfolio Process
--------------------------------------------------------------------------------

One question we frequently get asked is "How do you go about determining which stocks to put in your portfolio?" To answer this question, we have put together the following schematic to take you step-by-step through the decision-making process:

--------------------------------------------------------------------------------
                       Screen for Size, Quality and Value

- Market capitalization between $100 million and $1 billion
- High return on assets and equity
- Revenue and earnings growth
- Low debt and/or high cash
- Low Price/Earnings, Price/Book, Price/Sales, Price/Cash Flow ratios

--------------------------------------------------------------------------------
                   Fundamental Analysis of Prospect Companies

- Identify "critical issues"            - Valuation
- Vitality                              - Visitation

--------------------------------------------------------------------------------
               Stock Selection and Ongoing Portfolio Maintenance

- Ongoing review of sector weightings
- Continual monitoring of vitality factors and valuation
- Strict sell discipline
--------------------------------------------------------------------------------

Most prospects are identified through our own screening efforts. By selecting various price and performance parameters, we can reduce the large universe of companies (about 8,000) down to a manageable short-list of candidates for further exploration. The goal is to determine quickly whether or not a particular company is worth spending serious research time on.

Once we have gathered all the public information, we review the material carefully. First, we use several valuation techniques to cross-confirm our appraisal of each prospect's business worth, and to determine whether there is a discrepancy between this value and the current market price. Assuming a discrepancy exists, we then try to determine whether the company has a viable plan for its future growth and development (vitality), and whether there is evidence that its recent initiatives have produced the intended result(s). In doing so, we try to identify what we call "critical issues", or those factors which affect the company or its business in a significant way. In essence, we are trying to ascertain whether a particular company is a "great company" at a "great price".

Visitation is a critical element of our research process. The primary objective here is to test our understanding of the company by exploring the critical issues with management. Visitation also provides an opportunity to view company facilities first-hand, to determine their condition, usage and value. All these factors help improve the decision making process, reducing its risk and the potential for error.

The limited number of companies that pass through this process, about 50-65, become the REvest portfolio. But, the work does not stop there. Portfolio management is a journey, not a destination. We continually monitor the portfolio, its prospects and weightings, to ensure that it remains fresh and balanced. We want to be cognizant of any change in business fundamentals or the elimination of the value discrepancy, so that at the appropriate time we can replace a holding with a new idea.

                                                               REvest
Performance Discussion                                         Value Fund [LOGO]
--------------------------------------------------------------------------------

In the first half of 1998, there continued to be significant performance divergence, both by capitalization and by style. Large-cap stocks continued to outpace small-cap stocks, with the S&P 500 Index up 17.7% and the Russell 2000 Index up 4.9%. Within the small-cap universe, the Russell 2000 Growth Index outperformed the Russell 2000 Value Index, 5.4% versus 4.4%, respectively. REvest finished this period up 1.2%, lagging its benchmark.

Unfortunately, things got even worse for small-cap stocks in the July through October period. The impeachment of President Clinton, the showdown with Iraq and the devaluation of the Russian ruble sent shocks through the market. As fear overtook greed, money poured into U.S. Treasuries and very liquid large-cap stocks, pretty much to the exclusion of everything else. While the S&P 500 faltered, its loss was no match to the devastation reaped upon the Russell 2000. At the October 8th low, the Russell was down 28.3% while the S&P was still positive 0.1%.

Then on October 17th, the tide turned. The Federal Reserve lowered rates for the second time in two months, signaling its intent to do its part to maintain the United States' economic expansion. The market rallied on the news. By year-end, the S&P 500 was up 28.6% and the Russell 2000 had pared its losses to -2.6%. For its part, REvest ended the year down 6.1%. While we did not beat our benchmark, our performance was favorable when viewed in the context of its style. The Russell 2000 Growth Index ended the year up 1.2% while the Russell 2000 Value Index ended the year down 6.5%.

    Comparison of Change in Value of a $10,000 Initial Investment on 8/1/94* between The REvest Value Fund, the S&P 500 Index and the Russell 2000 Index

[LINE GRAPH]
                         12/31/98
                         --------
REvest                    $16,000
S&P 500                   $29,459
Russell 2000              $18,422

                                               Year        3-Years      Since
                                               Ended        Ended     Inception*
                                             12/31/98     12/31/98     12/31/98
                                             --------     --------     --------
REvest average annual total return             -6.1%        12.4%        11.2%
S&P 500 average annual total return            28.6%        28.4%        27.8%
Russell 2000 average annual total return       -2.6%        11.6%        14.8%

The above table and preceding narrative depict the historical returns of REvest, the S&P 500, an unmanaged index representative of large-company stocks, and the Russell 2000, Russell 2000 Value and Growth indices, unmanaged indices representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested. No redemption fees are included because they apply only to accounts open for less than one year.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

Schedule of Investments (at 12/31/98)
--------------------------------------------------------------------------------

Shares
------
Common Stocks -- 91.3%                                   Cost           Value
CONSUMER PRODUCTS -- 8.5%                            -----------    -----------
   36,300     Haggar Corp. .....................     $   496,912    $   415,181
   25,000   * Helen of Troy Corporation ........         473,295        367,188
   27,500   * In Focus Systems, Inc. ...........         242,500        244,062
   25,000     Russ Berrie and Company, Inc. ....         429,250        587,500
   17,500     The Toro Company .................         456,050        498,750
                                                     -----------    -----------
                                                       2,098,007      2,112,681
                                                     -----------    -----------
ENERGY --11.1%
   17,500   * Barrett Resources Corporation ....         498,066        420,000
   45,000     Berry Petroleum Company, Class A .         511,792        638,437
   22,500     Helmerich & Payne, Inc. ..........         445,820        435,937
   25,000     Penn Virginia Corporation ........         451,646        459,374
   25,000     Snyder Oil Corporation ...........         496,518        332,812
   25,000     St. Mary Land & Exploration Company        468,751        462,500
                                                     -----------    -----------
                                                       2,872,593      2,749,060
                                                     -----------    -----------
FINANCIAL -- 10.4%
    7,500     Banknorth Group ..................         246,563        282,188
   22,000     Community Banks, Inc. ............         268,092        552,750
   40,000     Donegal Group, Inc. ..............         412,401        625,000
   30,000     Peoples Heritage Financial Group, Inc.     209,263        600,000
   25,000     Susquehanna Bancshares, Inc. .....         287,536        511,719
                                                     -----------    -----------
                                                       1,423,855      2,571,657
                                                     -----------    -----------
HEALTH -- 11.3%
   17,500     Analogic Corporation .............         540,995        658,438
   10,000     Arrow International, Inc. ........         270,125        313,750
   17,500     Diagnostic Products Corporation ..         497,025        544,688
   25,000   * IDEXX Laboratories, Inc. .........         328,203        672,656
   25,000     Invacare Corporation .............         494,295        600,000
                                                     -----------    -----------
                                                       2,130,643      2,789,532
                                                     -----------    -----------
INDUSTRIAL CYCLICALS -- 16.2%
   12,500     Baldor Electric Company ..........         203,891        253,125
   30,000     CLARCOR, Inc. ....................         401,725        600,000
   20,000     Greif Bros. Corporation, Class A .         462,581        583,750
   30,000     Kimball International, Inc., Class B       440,573        570,000
   20,000     Matthews International
                Corporation, Class A ...........         191,715        630,000
   15,000     Rayonier, Inc. ...................         539,675        689,063
   15,000     Teleflex, Inc. ...................         298,188        684,375
                                                     -----------    -----------
                                                       2,538,348      4,010,313
                                                     -----------    -----------
REAL ESTATE -- 6.9%
   45,000     Cavalier Homes, Inc. .............         486,763        511,875
   20,000     Cousins Properties, Inc. .........         450,267        645,000
   25,000     New Plan Excel Realty Trust ......         502,813        554,688
                                                     -----------    -----------
                                                       1,439,843      1,711,563
                                                     -----------    -----------

The accompanying notes are an integral part of the financial statements.

                                                               REvest
Schedule of Investments (at 12/31/98 - Continued)              Value Fund [LOGO]
--------------------------------------------------------------------------------

Shares                                                   Cost           Value
------                                                   ----           -----
RETAIL -- 9.7%
   22,500     Applebee's International, Inc. ...     $   513,952    $   464,063
   30,000     Claire's Stores, Inc. ............         496,037        615,000
   10,000     Hannaford Bros. Company ..........         262,450        530,000
   40,000   * Stein Mart, Inc. .................         460,000        278,750
   20,000   * The Gymboree Corporation .........         122,500        127,500
   40,000   * West Marine, Inc. ................         497,812        395,000
                                                     -----------    -----------
                                                       2,352,751      2,410,313
                                                     -----------    -----------
SERVICES -- 9.3%
   15,000     Chemed Corporation ...............         488,493        502,500
   15,000     Kaydon Corporation ...............         468,619        600,938
   40,000   * Right Management Consultants, Inc.         523,090        590,000
   20,000     The Standard Register Company ....         419,174        618,750
                                                     -----------    -----------
                                                       1,899,376      2,312,188
                                                     -----------    -----------
TECHNOLOGY -- 7.9%
   45,000     Control Devices, Inc. ............         330,143        720,000
   35,000     Helix Technology Corporation .....         500,728        455,000
   25,000   * Kulicke and Soffa Industries, Inc.         473,141        443,750
   45,000   * Planar Systems, Inc. .............         495,000        306,562
                                                     -----------    -----------
                                                       1,799,012      1,925,312
                                                     -----------    -----------
              TOTAL COMMON STOCKS                    $18,554,428    $22,592,619
                                                     -----------    -----------

Par Value
---------
CORPORATE BONDS -- 7.7%
$ 400,000    MacNeal-Schwendler Corp. 7.875% Conv. Sub. Deb. due 08/18/04 .........    $   386,206    $   371,500
  400,000    Richardson Electronics, Ltd. 8.25% Conv. Sub. Deb. due 06/15/06 ......        346,000        350,000
  400,000    Sequa Corporation 9.375% Sr. Sub. Notes due 12/15/03 .................        397,826        412,500
  400,000    Sizeler Property Investors, Inc. 8.00% Conv. Sub. Deb. due 07/15/03 ..        371,066        386,500
  400,000    VLSI Technology, Inc. 8.25% Conv. Sub. Notes due 10/01/05 ............        387,000        377,000
                                                                                       -----------    -----------
             TOTAL CORPORATE BONDS                                                     $ 1,888,098    $ 1,897,500
                                                                                       -----------    -----------

REPURCHASE AGREEMENT -- 1.1%
             Star Bank, N.A. 3.50%, dated 12/31/98, due 01/04/99, maturity value $275,107 (collaterized by Government National Mortgage
             Association, 6.875% due 03/20/24 valued at $284,757) .................    $   275,000    $   275,000
                                                                                       -----------    -----------

TOTAL INVESTMENTS -- 100.1%                          $20,717,526    $24,765,119
                                                     ===========
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1%)                          (34,996)
                                                                    -----------
TOTAL NET ASSETS - 100.0%                                           $24,730,123
                                                                    ===========
*Non-income producing.

Income  Tax  Information  -  The  cost  for  federal  income  tax  purposes  was
$20,706,815. At December 31, 1998, net unrealized appreciation for all securities amounted to $4,058,304, consisting of aggregate gross unrealized appreciation of $5,230,291 and aggregate gross unrealized depreciation of $1,171,987. The Fund designates $3,202,105 as a capital gain dividend for the purpose of the dividend paid deduction.

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (at 12/31/98)
--------------------------------------------------------------------------------

ASSETS:
Investment securities:
    At acquisition cost .......................................      $20,442,526
                                                                     ===========
    At market value (Note 1) ..................................      $24,490,119
Investments in repurchase agreements (Note 1) .................          275,000
Receivable for capital shares sold ............................              786
Interest receivable ...........................................           35,440
Dividends receivable ..........................................           18,908
Other assets ..................................................            3,738
                                                                     -----------
     Total Assets .............................................       24,823,991
                                                                     -----------
LIABILITIES:
Dividends payable .............................................            6,088
Distributions payable .........................................           42,144
Payable to affiliates (Note 4) ................................           18,333
Payable for capital shares redeemed ...........................           11,249
Other accrued expenses and liabilities ........................           16,054
                                                                     -----------
     Total Liabilities ........................................           93,868
                                                                     -----------
NET ASSETS ....................................................      $24,730,123
                                                                     ===========
ANALYSIS OF NET ASSETS:
Paid-in capital ...............................................      $20,663,004
Undistributed net investment income ...........................           12,821
Accumulated net realized gains from security transactions .....            6,705
Net unrealized appreciation on investments ....................        4,047,593
                                                                     -----------
     Net Assets ...............................................      $24,730,123
                                                                     ===========
PRICING OF SHARES:
Net asset value, offering and redemption price per share
($24,730,123 -- 2,272,903 shares outstanding) .................      $     10.88
                                                                     ===========

Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                                          Years ended December 31,
                                                                                            1998             1997
                                                                                        ------------     ------------
INVESTMENT OPERATIONS:
   Net investment income ...........................................................    $    378,008     $    720,415
   Net realized gain from security transacations ...................................       3,193,187        7,205,644
   Net change in unrealized appreciation/depreciation on investments ...............      (5,641,998)       2,357,022
                                                                                        ------------     ------------
      Net increase (decrease) in net assets from investment operations .............      (2,070,803)      10,283,081
                                                                                        ------------     ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net investment income ...........................................................        (371,064)        (647,033)
   Net realized gain on investments ................................................      (2,560,610)      (4,933,401)
                                                                                        ------------     ------------
      Net decrease in net assets from dividends and distributions ..................      (2,931,674)      (5,580,434)
                                                                                        ------------     ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold .......................................................       2,095,317       18,205,535
   Net asset value of shares issued in reinvestment of distributions to shareholders       2,687,414        5,165,051
   Payments for shares redeemed ....................................................     (13,935,671)     (31,286,540)
                                                                                        ------------     ------------
      Net decrease in net assets from capital share transactions ...................      (9,152,940)      (7,915,954)
                                                                                        ------------     ------------
NET DECREASE IN NET ASSETS .........................................................     (14,155,417)      (3,213,307)
NET ASSETS:
   Beginning of year ...............................................................      38,885,540       42,098,847
                                                                                        ------------     ------------
   End of year .....................................................................    $ 24,730,123     $ 38,885,540
                                                                                        ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME ................................................    $     12,821     $      5,877
                                                                                        ============     ============

    The accompanying notes are an integral part of the financial statements.

                                                                  REvest
Statement of Operations (for the year ended 12/31/98)             Value Fund [LOGO]
-----------------------------------------------------------------------------------

NET INVESTMENT INCOME:
Income:
   Interest ........................................................    $   305,343
   Dividends .......................................................        483,193
                                                                        -----------
      Total Investment Income ......................................        788,536
                                                                        -----------
Expenses:
   Investment advisory fees (Note 4) ...............................        315,903
   Custodian and accounting services fees (Note 4) .................         28,971
   Professional fees ...............................................         19,611
   Administrative services fees (Note 4) ...........................         18,288
   Trustees' fees and expenses .....................................         14,348
   Registration fees ...............................................         10,113
   Transfer agent fees (Note 4) ....................................          7,582
   Postage and supplies ............................................          7,463
   Shareholder reports .............................................          4,167
   Insurance expense ...............................................          2,747
   Other expenses ..................................................          2,535
                                                                        -----------
      Total Expenses ...............................................        431,728
   Fees waived by the Adviser (Note 4) .............................        (21,200)
                                                                        -----------
      Net Expenses .................................................        410,528
                                                                        -----------
      Net Investment Income ........................................        378,008
                                                                        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain from security transactions ....................      3,193,187
   Net change in unrealized appreciation/depreciation on investments     (5,641,998)
                                                                        -----------
      Net realized and unrealized loss on investments ..............     (2,448,811)
                                                                        -----------
NET DECREASE IN NET ASSETS FROM INVESTMENT OPERATIONS ..............    $(2,070,803)
                                                                        ===========

Financial Highlights
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating the Fund's performance.

                                                                                                                  Period ended
                                                                          Years ended December 31,                 December 31,
                                                               1998          1997          1996          1995        1994 (a)
                                                             --------------------------------------------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD ....................    $  13.00      $  12.21      $  10.73      $   9.66      $  10.00
                                                             --------      --------      --------      --------      --------
INVESTMENT OPERATIONS:
   Net investment income ................................        0.15          0.21          0.21          0.18          0.04
   Net realized and unrealized gain (loss) on investments       (1.02)         2.64          2.16          1.38         (0.33)
                                                             --------      --------      --------      --------      --------
      Total from investment operations ..................       (0.87)         2.85          2.37          1.56         (0.29)
                                                             --------      --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS:
   Net investment income ................................       (0.15)        (0.19)        (0.21)        (0.17)        (0.05)
   Net realized gain on investments .....................       (1.10)        (1.87)        (0.68)        (0.32)           --
                                                             --------      --------      --------      --------      --------
     Total dividends and distributions ..................       (1.25)        (2.06)        (0.89)        (0.49)        (0.05)
                                                             --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD ..........................    $  10.88      $  13.00      $  12.21      $  10.73      $   9.66
                                                             --------      --------      --------      --------      --------
TOTAL RETURN ............................................       (6.12%)        23.5%         22.3%         16.2%         (2.9%)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands) ................    $ 24,730      $ 38,886      $ 42,099      $ 35,804      $ 21,676
Ratio of Net Expenses to Average Net Assets (b) .........        1.30%         1.26%         1.29%         1.30%         1.42%*
Ratio of Net Investment Income to Average Net Assets ....        1.20%         1.60%         1.78%         1.73%         1.45%*
Portfolio Turnover Rate .................................          35%           54%           64%           53%            5%

* Annualized.
(a) Represents the period from the commencement of operations (August 1, 1994) through December 31, 1994.
(b) The ratio of expenses to average net assets before waiver of fees by the investment adviser would have been 1.37% and 1.78%* for the periods ended December 31, 1998 and 1994, respectively (Note 4).

    The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements
--------------------------------------------------------------------------------

The REvest Value Fund (the "Fund") is a no-load series of The Winter Harbor Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. The Fund's predecessor, The REvest Growth & Income Fund, was a series of The Royce Fund (Note 5).

The Fund primarily seeks long-term growth and secondarily current income by investing in a broadly diversified portfolio of common stocks and convertible securities.

1.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

Security valuation. Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale price prior to the time the valuation is made, or if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Share valuation. The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders. Dividends arising from net investment income are declared and paid quarterly and distributions from net realized gains, if any, are paid annually in December. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Securities transactions. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

Repurchase agreements. The Fund enters into repurchase agreements with respect to its portfolio securities solely with Star Bank, N.A. ("Star"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by Star until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of Star, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income taxes. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

2.   INVESTMENT TRANSACTIONS

For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of portfolio securities, other than short-term investments, amounted to $10,761,148 and $22,429,039, respectively.

3.   FUND SHARES

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of $.001. Share transactions were as follows:

                                                        For the years ended
                                                            December 31,
                                                       1998             1997
                                                    ----------       ----------
Sold .........................................         175,492        1,418,807
Reinvested ...................................         256,185          396,134
Redeemed .....................................      (1,150,578)      (2,271,260)
                                                    ----------       ----------
Net decrease in shares outstanding ...........        (718,901)        (456,319)
Shares outstanding beginning of year .........       2,991,804        3,448,123
                                                    ----------       ----------
Shares outstanding end of year ...............       2,272,903        2,991,804
                                                    ==========       ==========

Shares redeemed within one year of opening a shareholder account are subject to a 1.0% redemption fee.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Ebright Investments, Inc. (the "Adviser") (formerly Royce, Ebright & Associates, Inc.), or of Countrywide Fund Services, Inc. ("CFS"), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the first $50 million of the Fund's average net assets and 0.75% of any additional average net assets over $50 million.

In order to voluntarily reduce operating expenses during the year ended December 31, 1998, the Adviser waived $21,200 of its advisory fees.

SUB-ADVISORY AGREEMENT
The Adviser has retained Gouws Capital Management, Inc. ("GCMI") to provide investment sub-advisory and marketing support services to the Fund. The Adviser (not the Fund) pays GCMI a fee, computed daily and paid monthly, at an annual rate equal to 50% of the Adviser's net profit, which is the investment advisory fee received by the Adviser, less associated costs and expenses incurred by the Adviser.

                                                               REvest
Notes To Financial Statements (Continued)                      Value Fund [LOGO]
--------------------------------------------------------------------------------

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement effective September 26, 1998, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.09% on its average daily net assets up to $100 million; 0.075% on the next $100 million; and 0.05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. Under the Administration Agreement, CFS earned $6,000 during the year ended December 31, 1998.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement effective September 26, 1998, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee based on the number of shareholder accounts, subject to a $1,250 minimum monthly fee. Under the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS earned $3,750 of transfer agent fees during the year ended December 31, 1998. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement effective September 26, 1998, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. Based on the current net assets of the Fund, CFS receives a monthly fee of $2,000 from the Fund for these services. Under the Accounting Services Agreement, CFS earned $6,000 of accounting services fees during the year ended December 31, 1998. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement effective September 26, 1998, CW Fund Distributors, Inc. (the "Underwriter") serves as the exclusive agent for the distribution of the Fund's shares. The Underwriter is an affiliate of CFS by reason of common ownership.

SHAREHOLDER SERVICE PLAN
The Trust has adopted a Shareholder Service Plan (the "Plan"). Under the Plan, the Trust may enter into shareholder service agreements pursuant to which a shareholder service provider performs certain shareholder services not otherwise provided by the transfer agent. For these services, the Adviser pays the shareholder service provider a fee at an annual rate of up to 0.25% of the average daily net assets attributable to shares owned by investors for which the shareholder service provider maintains a servicing relationship. The Fund may reimburse the Adviser such payments in an amount not to exceed 0.25% per annum of the average daily net assets of the Fund. For the year ended December 31, 1998, no shareholder servicing fees were paid by the Adviser or reimbursed or accrued by the Fund.

5.   AGREEMENT AND PLAN OF REORGANIZATION

The Fund was originally organized as a series of The Royce Fund, an open-end management investment company organized as a Delaware business trust. Pursuant to an Agreement and Plan of Reorganization that occurred on September 25, 1998, all assets and liabilities of The REvest Growth & Income Fund (the Predecessor
Fund), that had substantially identical investment objectives and policies as the Fund, were transferred in exchange for all capital shares of the Fund. The Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the Fund in exchange for and in cancellation of its capital shares.

For federal income tax purposes, the reorganization qualified as a tax-free reorganization with no tax consequences to the Predecessor Fund, the Fund or their shareholders.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Trustees of The Winter Harbor Fund and Shareholders of The REvest Value Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The REvest Value Fund, (hereafter referred to as the "Fund") at December 31, 1998, the results of operations for the year then ended, the changes in its net assets and financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 16, 1999

Our New Partners
--------------------------------------------------------------------------------

With the successful completion of the reorganization of The REvest Value Fund, Ebright Investments, Inc. ("EII" or "Adviser") began what we hope to be a long and prosperous partnership with Gouws Capital Management, Inc. ("GCMI"). GCMI is a registered investment adviser managing approximately $800 million in client assets using a value orientation. As such, it already has the infrastructure in place to support the growing research and marketing needs of a mutual fund such as ours. By naming GCMI sub- advisor to the Fund, EII gains access to its extensive staff, information services, computer systems, trading facilities and marketing resources. Building this infrastructure was part of EII's long-term business plan. By partnering with GCMI, we save time, energy and substantially reduce the Adviser's future overhead costs. With that said, we would like to introduce you to key members of GCMI's staff, people we work with on a daily basis.

THE PRESIDENTS
[PHOTO]
Johann H. Gouws, President - Gouws Capital Management (Right)
Richard E. Curran, Jr., President & Chief Trust Officer -
     Acadia Trust, N.A. (Left)

RESEARCH AND SMALL CAPITAL EQUITY INVESTMENT
STANDING:
[PHOTO]
Jan F. Macleod, Vice President, Director of Research
Gregg A. Marston, Senior Vice President, Portfolio Manager
SEATED:
Carole M. Hersam, Equity Analyst
David E. Smith, Equity Analyst

SUPPORT SERVICES
[PHOTO]
STANDING, LEFT TO RIGHT:
Diane M. Aston, Systems Manager
Patricia N. O'Donnell, Director of Marketing
Frank E. Kemna, Senior Vice President, Chief Operating Officer
SITTING, LEFT TO RIGHT:
Cornelia B. Morin, Ebright Investments Inc.,
Vice President, Operations and Customer Service
Joan M. Smith, Vice President, Treasurer

                                                               REvest
Year 2000 Disclosure                                           Value Fund [LOGO]
--------------------------------------------------------------------------------

There has been a lot of public attention lately concerning the impact that the Year 2000 date change may have on businesses, utilities, and other organizations that rely on computerized systems to help run their operations. The Year 2000 date change may affect any system that uses computer software programs and computer chips that store calendar dates as two-digit rather than four-digit numbers. Beginning in the year 2000, a computer system utilizing these types of software or chips may recognize date codes as occurring in the 1900s.

Ebright Investments, Inc. ("EII") and Countrywide Fund Services, Inc. ("CFS") (back office service provider to the Fund), use computer systems to support the management and operation of The REvest Value Fund. Computer software and computer chips also are used to run security systems, communications networks, and office infrastructure that are essential to EII's daily operation. EII relies on service providers for its computer and office systems. The Fund's management is exercising oversight on the Year 2000 compliance efforts of its various service providers. In most instances, upgrades of non-compliant systems have been completed and testing should be completed by Spring of 1999.

The Fund's Board of Trustees is receiving quarterly reports on the status of Year 2000 readiness efforts. Also, EII and CFS are both subject to regulatory oversight with respect to Year 2000 readiness. While EII and CFS are taking steps to address the Year 2000 issue and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers, there can be no guarantees that these steps will be sufficient to avoid adverse impact on the Fund from this problem.

It is always good practice for our shareholders to check account statements and to keep all records for your account. The issues surrounding the Year 2000 date change make such record retention especially important. If you have any questions or problems regarding any information on your statements, please contact Cornelia Morin by calling EII at (800) 277-5573.

Customer Service
--------------------------------------------------------------------------------

1.   If I have questions or need literature about the Fund who may I call?

     Call Cornelia Morin, EII's customer service officer, at (800) 277-5573. The office is open from 9:00am to 5:00pm ET every business day.

2.   If I have questions about the Fund's investments who should I call?

     Call Jennifer Goff, the Fund's portfolio manager, at (800) 277-5573. We are one of a small number of funds where the manager is available to talk directly to investors. If Jen is traveling she will return your call when she returns to the office. We try to treat our investors as true partners with us, in the Fund.

3.   How often does the Fund mail out statements?

     Cumulative year-to-date statements are mailed out after each transaction and after each dividend. Tax information is mailed by January 31st of each year. The Fund distributes formal Annual and Semi-Annual Reports that are mailed to each shareholder in February and August, respectively.

4.   Is it correct that there are no sales charges or 12b-1 fees?

     Yes, not one penny of your investment goes to any sales charge or 12b-1 fee. The Fund is one of the so-called "pure" no-load Funds. You will rarely, if ever, see the Fund advertised to investors. We believe that the Fund should sell itself because it does a good job for its investors.

5.   Is the Fund available for IRA investments and other retirement plans?

     Yes, the Fund offers both IRA and 403(b)(7) plans to its investors. Because of the Fund's philosophy and long-term approach to investing, we believe that it may be an appropriate vehicle for all types of retirement plans.

6.   When does the Fund pay income and capital gain distributions?

     The Fund makes quarterly income distributions and an annual capital gain distribution at the end of December. A preliminary, non-binding estimate of the amount of the year-end distributions is available to shareholders by calling the EII office any time after the Thanksgiving holiday. Distributions are automatically reinvested unless we receive other instructions from the shareholder.

7. Why does the Fund impose a 1.00% redemption fee during the first year following the opening of a shareholder account?

     This fee is charged to discourage short-term trading in the Fund's shares. When short-term investors trade in and out of a mutual fund, they increase the costs of operations for the permanent shareholders. This activity can also disrupt the investment plan for the portfolio and reduce overall returns. When charged, the 1.00% fee recovers the costs of this disruption for the rest of the shareholders.

8. How do I receive published information and other mailings from the Fund when issued?

     The Fund maintains a "direct" mailing list especially for its "street name" shareholders. This will speed your receipt of all Fund mailings such as our financial reports and special interim shareholder letters. If you are not on the mailing list and would like to be included, please call Cornelia Morin, our customer service officer, and she will add your name.

The following (unaudited) chart provides the historical prices and distributions of the Fund since inception.

                      Historical Price & Distribution Chart
--------------------------------------------------------------------------------
 Quarter                      Payable    Distribution                   Reinvest
  Ended         Price           Date        Amount         Type           Price
--------------------------------------------------------------------------------
 8/01/94*      $10.00*
 9/30/94        10.04                         None
12/31/94         9.66         12/30/94      $0.050        Income          $ 9.66
--------------------------------------------------------------------------------
 3/31/95        10.00          3/24/95       0.045        Income            9.91
 6/30/95        10.55          6/30/95       0.045        Income           10.55
 9/30/95        11.16          9/25/95       0.040        Income           11.20
12/31/95        10.73         12/29/95       0.040        Income           10.73
                              12/29/95       0.160        ST Gains         10.73
                              12/29/95       0.160        LT Gains         10.73
--------------------------------------------------------------------------------
 3/31/96        11.26          3/15/96       0.050        Income           11.06
 6/30/96        11.65          6/14/96       0.050        Income           11.90
 9/30/96        11.92          9/13/96       0.060        Income           11.77
12/31/96        12.21         12/31/96       0.050        Income           12.21
                              12/31/96       0.160        ST Gains         12.21
                              12/31/96       0.520        LT Gains         12.21
--------------------------------------------------------------------------------
 3/31/97        12.33          3/14/97       0.055        Income           12.64
 6/30/97        13.24          6/13/97       0.055        Income           13.09
 9/30/97        14.76          9/12/97       0.060        Income           14.68
12/31/97        13.00         12/31/97       0.020        Income           13.00
                              12/31/97       0.760        ST Gains         13.00
                              12/31/97       0.260        LT Gains(20%)    13.00
                              12/31/97       0.850        LT Gains(28%)    13.00
--------------------------------------------------------------------------------
 3/31/98        13.45          3/14/98       0.050        Income           13.43
 6/30/98        13.08          6/13/98       0.030        Income           12.93
 9/30/98        10.11          9/21/98       0.040        Income           10.22
                               9/21/98       0.930        LT Gains         10.22
12/31/98        10.88         12/31/98       0.025        Income           10.88
                              12/31/98       0.175        LT Gains         10.88
--------------------------------------------------------------------------------
*Initial offering date and price.

This report must be accompanied or preceded by a current Prospectus of the Fund.

                           Ebright Investments, Inc.
                               Investment Adviser
                         511 Congress Street, 9th Floor
                               Portland, ME 04101
                        (207) 774-7455 o (800) 277-5573
                               Fax (207) 772-7370



                                     REvest
                                   Value Fund
                                 P.O. Box 5354
                           Cincinnati, OH 45201-5354
                                 (877) 473-8378

                       A Series of The Winter Harbor Fund